SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 30, 2003

Glacier Bancorp, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

000-18911	81-0519541

(Commission File Number)	IRS Employer Identification No.

49 Commons Loop
Kalispell, MT 59901
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: 406-756-4200

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits

(a)	Financial statements - not applicable.

(b)	Pro forma financial information - not applicable.

(c)	Exhibits:

99.1	Press Release dated April 30, 2003 announcing first quarter financial results for 2003.

Item 9. Regulation FD Disclosure

The information contained in this Item 9 of this Current Report on Form 8-K is also being furnished pursuant to "Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On April 30th, 2003, we issued a press release announcing our first quarter financial results for 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: April 30, 2003

GLACIER BANCORP, INC.

By:	/s/ Michael J. Blodnick

Michael J. Blodnick President and Chief Executive Officer

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